Exhibit 10.8
STAKEHOLDERS’ AGREEMENT
     This STAKEHOLDERS’ AGREEMENT (this “Agreement”) is dated as of September 29, 2010, and is made by and among QR Energy, LP, (“QR Energy”), Quantum Resources A1, LP (“QRA”), Quantum Resources B, LP (“QRB”), Quantum Resources C, LP (“QRC” and together with QRA and QRB, the “Funds”), QAB Carried WI, LP (“QAB”) and QAC Carried WI, LP (“QAC”), each a Delaware limited partnership, and Black Diamond Resources, LLC a Delaware limited liability company (“Black Diamond” and together with QRA, QRB, QRC, QAB and QAC, the “Property Contributors”) Terms that are capitalized but not defined shall have the meanings assigned to such terms in Article I of this Agreement.
PREAMBLE:
     WHEREAS, the Funds were formed by affiliates of Donald D. Wolf (“Wolf”), S. Wil VanLoh, Jr. (“VanLoh”) and Toby Neugebauer (“Neugebauer”) to make direct investments in mature, onshore oil and natural gas properties in the United States. The general partner of each of the Funds is The Quantum Aspect Partnership, LP, a Delaware limited partnership (“QAP”). The limited partners of the Funds (“Investors”) are principally significant institutions.
     WHEREAS, QRB and QRC were each formed principally for the benefit of tax-exempt Investors, with each of QRB and QRC participating in acquisitions by acquiring net profits interests (“NPIs”) carved out of the working interests purchased by QAB and QAC.
     WHEREAS, Black Diamond was formed by affiliates of QAP to purchase a direct 2% working interest in properties acquired by the Funds and, together with QAB and QAC, to receive an additional 2% interest in the properties acquired by QRA1, QRB and QRC.
     WHEREAS, the Property Contributors desire to contribute all of their respective working interests and NPIs, as applicable, in certain oil and natural gas properties (the “Contributed Properties”) to QR Energy, in exchange for cash (including assumption of liabilities secured by the Contributed Properties) and Residual Units in QR Energy, in each case, in proportion to the Property Contributor Percentages.
     WHEREAS, QR Energy is a limited partnership formed in September 2010 by affiliates of the Funds to own and acquire producing oil and natural gas properties beginning with the Contributed Properties. In connection with the contribution of the Contributed Properties to QR Energy, QR Energy proposes to file a registration statement on Form S-1 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to effect an initial public offering of common units of QR Energy (the “Offering”).
     WHEREAS, prior to the initial filing of the Registration Statement, the parties to this Agreement desire to set forth the following agreements among themselves relating to: (i) with respect to the Property Contributors, the distribution of cash and the issuance of Residual Units concurrent with the closing of the Offering (the “Closing”); (ii) with respect to QRE GP, LLC, a Delaware limited liability company and the general partner of QR Energy (the “General Partner”), (A) the issuance of General Partner Units in exchange for the GP Capital Contribution, (B) the receipt of a management incentive fee payable by QR Energy and (C) the right to convert the management incentive fee into Class B Units and ultimately Common Units; and (iii) with respect to the parties hereto that hold Common Units, whether received in exchange for the contribution of property, the conversion of Subordinated Units or the conversion of Class B Units, registration rights with respect to such Units.
     WHEREAS, the contribution of the Contributed Properties to the Partnership is intended to constitute a tax-free contribution pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes except to the extent the receipt of cash or assumption of indebtedness secured by the Contributed Properties may be taxable.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Defined Terms. When used in this Agreement, the following terms shall have the respective meanings set forth below:
     “Adjusted Management Incentive Fee Base” is defined in Section 4.2 of this Agreement.
     “Agreement” is defined in the Preamble of this Agreement.
     “Applicable Conversion Percentage” is defined in Section 4.4 of this Agreement.
     “Black Diamond” is defined in the introductory paragraph of this Agreement.
     “Board of Directors” means the board of directors of the General Partner.
     “Business Day” means any day other than a Saturday, Sunday, or a legal holiday for commercial banks in Wilmington, Delaware.
     “Calculation Date” is defined in Section 4.3 of this Agreement.
     “Closing” is defined in the Preamble of this Agreement.
     “Code” is defined in the Preamble of this Agreement.
     “Common Units” means common units representing limited partner interests in QR Energy.
     “Contributed Properties” is defined in the Preamble of this Agreement.
     “Conversion Election” is defined in Section 4.4 of this Agreement.
     “Effectiveness Period” is defined in Section 5.3(a) of this Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     “Funds” is defined in the introductory paragraph of this Agreement.
     “General Partner” is defined in the Preamble of this Agreement.
     “General Partner Units” is calculated by multiplying (i) the Total Units Outstanding by (ii) 0.1%.
     “GP Capital Contribution” is calculated by multiplying (i) the QR Energy Market Value by (ii) 0.1%.
     “Gross Management Incentive Fee Base” is defined in Section 4.2 of this Agreement.
     “Holders” means the Property Contributors and the General Partner with respect to Common Units received by them in connection with the transactions contemplated hereby.
     “Included Registrable Securities” is defined in Section 5.4(a) of this Agreement.
     “Initial IPO Proceeds” is equal to (a) the product of (i) the number of IPO Units multiplied by (ii) the Market Price; plus (b) the aggregate amount of bank indebtedness incurred by QR Energy and its subsidiaries upon the closing of the IPO minus (c) the amount of any Offering Expenses (calculated as if the Over-Allotment Option was not exercised).
     “IPO Units” means the total number of Common Units to be sold to the public in connection with the Offering. For the avoidance of doubt, IPO Units will not include Over-Allotment Common Units.
     “Losses” is defined in Section 5.10(a) of this Agreement.
     “Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.
     “Market Price” means the public offering price per unit of Common Units sold in the Offering.
     “Neugebauer” is defined in the Preamble of this Agreement.
     “NPIs” is defined in the Preamble of this Agreement.
     “Offering” is defined in the Preamble of this Agreement.
     “Offering Expenses” includes the Underwriter Fees (calculated as if the Over-Allotment Option was exercised or not exercised, as applicable) and all other fees and expenses of QR Energy relating to its initial public offering.
     “Over-Allotment Common Units” means fifteen percent (15%) of the IPO Units.
     “Over-Allotment Option” means the option granted to the underwriters in connection with the Offering to acquire additional Units.

     “Over-Allotment Option Period” means a period ending thirty (30) after Closing.
     “Over-Allotment Proceeds” is the sum of (a) the cash proceeds received by QR Energy from the sale of any IPO Units sold by underwriters as part of the Over-Allotment Option less the additional Offering Expenses (calculated as if the Over-Allotment Option was exercised).
     “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of QR Energy, LP, dated as of the Closing.
     “Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
     “Piggyback Registration” is defined in Section 5.4(a) of this Agreement.
     “Property Contributor Percentage” means (i) with respect to QRA, 91.4262%, (ii) with respect to QRB, 1.64885%, (iii) with respect to QRC, 2.926868%, (iv) with respect to Black Diamond, 3.9047%, (v) with respect to QAB, 0.03365% and (vi) with respect to QAC, 0.059732%.
     “Property Contributors” is defined in the introductory paragraph of this Agreement.
     “QAB” is defined in the introductory paragraph of this Agreement.
     “QAC” is defined in the introductory paragraph of this Agreement.
     “QAP” is defined in the Preamble of this Agreement.
     “QR Energy” is defined in the introductory paragraph of this Agreement.
     “QR Energy Market Value” is calculated by multiplying (i) the Total Units Outstanding by (ii) the Market Price.
     “QRA” is defined in the introductory paragraph of this Agreement.
     “QRB” is defined in the introductory paragraph of this Agreement.
     “QRC” is defined in the introductory paragraph of this Agreement.
     “Registrable Security” means the Units until such time as such securities cease to be Registrable Securities pursuant to Section 5.2 of this Agreement.
     “Registration Expenses” is defined in Section 5.9 of this Agreement.
     “Registration Rights Group” is defined in Section 5.3 of this Agreement.
     “Registration Statement” is defined in the Preamble of this Agreement.

     “Residual Common Units” is calculated by subtracting from the Total Units Outstanding, (a) the number of General Partner Units, (b) the number of IPO Units, (c) the number of Residual Subordinated Units, and (d) Over-Allotment Common Units.
     “Residual Subordinated Units” is calculated by multiplying (i) the Total Units Outstanding by (ii) twenty percent (20%).
     “Residual Units” is calculated by subtracting (i) the IPO Units and the General Partner Units from (ii) the Total Outstanding Units.
     “SEC” is defined in the Preamble of this Agreement.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Selling Expenses” is defined in Section 5.9 of this Agreement.
     “Shelf Registration” is defined in Section 5.3(a) of this Agreement.
     “Shelf Registration Statement” is defined in Section 5.3(a) of this Agreement.
     “Subordinated Units” means subordinated units representing limited partner interests in QR Energy.
     “Target Distribution” is defined in Section 4.2 of this Agreement.
     “Total Units Outstanding” is calculated by dividing (i) QR Energy’s announced first 12 months distributable cash flow by (ii) the product of (a) the aggregate minimum quarterly distributions times (b) four.
     “Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Units are sold to an underwriter on a firm commitment basis for reoffering to the public (excluding “overnight marketed” transactions) or an offering that is a “bought deal” with one or more investment banks.
     “Underwriter Fees” means the fees that the underwriters hold from the sale of the IPO Units.
     “Unitholder” means a holder of equity securities representing partnership interests in QR Energy.
     “Units” means Common Units and Subordinated Units representing limited partner interests in QR Energy, and General Partner Units.
     “VanLoh” is defined in the Preamble of this Agreement.
     “Wolf” is defined in the Preamble of this Agreement.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
     The effectiveness of the provisions of this Agreement is subject to (i) the consummation by QR Energy of the Offering with no material changes to those Offering terms reflected in the prospectus included in the initial Registration Statement filed with the SEC and (ii) (A) allocation, authorization, execution and delivery of the Residual Units to the Property Contributors; and (B) the distribution of cash (including the assumption of indebtedness secured by the Contributed Properties or distribution of proceeds from new borrowings, as applicable) to the Property Contributors, in each case, pursuant to the terms of this Agreement.
ARTICLE III
ALLOCATION OF EQUITY INTERESTS AND PROCEEDS
     3.1 Allocation of Units and IPO Proceeds.
          (a) Allocation of Residual Units. At Closing, each Property Contributor will be allocated that number of Residual Units derived by multiplying the Residual Units by the applicable Property Contributor Percentage (rounded down to the nearest whole number of Residual Units). The Residual Units will be comprised of: (i) Residual Common Units; and (ii) Residual Subordinated Units.
          (b) Issuance of Common Units. At Closing, each Property Contributor will receive that number of Residual Common Units (excluding Over-Allotment Common Units) derived by multiplying the Residual Common Units by the applicable Property Contributor Percentage (rounded down to the nearest whole number of Residual Common Units), and each Property Contributor will be admitted as a limited partner of QR Energy with respect to such Common Units. Holders of Residual Common Units will immediately be entitled to all of the rights (including distribution rights), preferences and privileges contained in the Partnership Agreement, and such holders will be subject to all of the conditions and limitations contained in the Partnership Agreement.
          (c) Issuance of Subordinated Units. At Closing, each Property Contributor will receive that number of Residual Subordinated Units derived by multiplying the Residual Subordinated Units by the applicable Property Contributor Percentage (rounded down to the nearest whole number of Residual Subordinated Units), and each Property Contributor will be admitted as a limited partner of QR Energy with respect to such Subordinated Units. Holders of Residual Subordinated Units will immediately be entitled to all of the rights (including distribution rights), preferences and privileges contained in the Partnership Agreement, and such holders will be subjects to all of the conditions and limitations contained in the Partnership Agreement.
          (d) Distribution of Cash. At Closing, each Property Contributor will be paid cash equal to the product of (i) the Initial IPO Proceeds multiplied by (ii) the applicable Property Contributor Percentage. For purposes hereof, in lieu of a distribution of cash, a Property Contributor may cause QR Energy to assume indebtedness secured by its Contributed Properties in the same amount and such assumption will be treated as a distribution of cash hereunder.

     3.2 Allocation of Over-Allotment.
          (a) Allocation of Over-Allotment Common Units. At the expiration of the Over-Allotment Option Period, each Property Contributor will receive that number of Over-Allotment Common Units that have not been sold to the public pursuant to the underwriter’s exercise of the Over-Allotment Option derived by multiplying such remaining Over-Allotment Common Units by the applicable Property Contributor Percentage (rounded down to the nearest whole number of Residual Common Units), and each Property Contributor will immediately be entitled to all of the rights (including distribution rights), preferences and privileges contained in the Partnership Agreement, and such holders will be subject to all of the conditions and limitations contained in the Partnership Agreement.
          (b) Allocation of Over-Allotment IPO Proceeds. At the expiration of the Over-Allotment Option Period, each Property Contributor will be paid cash by QR Energy equal to the product of (i) the product of (A) the total number of Over-Allotment Common Units multiplied by (B) the Market Price multiplied by (ii) the applicable Property Contributor Percentage.
     3.3 Issuance of General Partner Units. At the Closing, QR Energy will issue the General Partner Units to the General Partner, subject to receipt by QR Energy of the GP Capital Contribution. The General Partner Units will be entitled to all of the rights (including distribution rights), preferences and privileges contained in the Partnership Agreement, and the General Partner will be subject to such conditions and limitations in respect to the General Partner Units as contained in the Partnership Agreement. Pursuant to the terms of the Partnership Agreement, the General Partner will have sole responsibility for conducting QR Energy’s business and managing its operations.
     3.4 Waiver of Rights to Contributed Properties. Following receipt of the Residual Units and the Cash Distributions, (i) none of the Property Contributors shall be entitled to any further distributions or payments from QR Energy other than with respect to the Residual Units or any other Units held by them nor any further exercise of rights as working interest owners with respect to the Contributed Properties and (ii) each Property Contributor shall forfeit, cancel and relinquish any and all claims and entitlements to Contributed Properties. Nothing set forth in this Section 3.4 shall preclude the Property Contributors from any rights to any distributions declared by the Board of Directors with respect to Units.
     3.5 Tax Treatment. The parties hereto agree to (i) report the exchange of the Contributed Properties for Units pursuant to this Agreement as a tax-free contribution pursuant to Section 721 of the Code for federal income tax purposes and (ii) take no action to cause such exchange to fail to so qualify.
     3.6 Rights to Information. In addition to the foregoing, for so long as the Funds are paying management fees pursuant to their respective partnership agreements, upon request of the Funds to QR Energy, QR Energy agrees to provide to the Funds all information relating to the Contributed Properties (and any additions thereto), as may be reasonably required by them to determine the amount of the management fee that is determinable by reference to the Contributed Properties (and any additions thereto).

ARTICLE IV
GENERAL PARTNER INTEREST
     4.1 General Partner Interest. The Partnership Agreement will provide that the General Partner initially will receive General Partner Units entitling it to 0.1% of all distributions that QR Energy makes prior to its liquidation. The General Partner has the right, but not the obligation, to contribute a proportionate amount of capital to QR Energy to maintain its 0.1% general partner interest if QR Energy issues additional Units. The General Partner’s 0.1% interest in QR Energy, and the percentage of QR Energy’s cash distributions to which the General Partner is entitled, will be proportionately reduced if QR Energy issues additional Units in the future and the General Partner does not contribute a proportionate amount of capital (or equity securities in lieu of capital) to QR Energy to maintain its 0.1% general partner interest. The General Partner will be entitled to make a capital contribution to maintain its 0.1% general partner interest in the form of cash or the contribution to QR Energy of Common Units or Class B units that it may hold based on the current market value of the contributed Class B Units or Common Units.
     4.2 Management Incentive Fee. Under the Partnership Agreement, for each quarter for which QR Energy has paid distributions that equal or exceed 115% of the minimum quarterly distribution (the “Target Distribution”), the General Partner will be entitled to a quarterly management incentive fee, payable in cash, equal to of 0.25% of the Gross Management Incentive Fee Base (as defined below), or if a Conversion Election has previously been made, the “Adjusted Management Incentive Fee Base” as further described in Sections 4.7 4.8, 4.9 and 4.10 below. The “Gross Management Fee Base” is an amount equal to the sum of (i) the future net revenue of QR Energy’s estimated proved oil and natural gas reserves, discounted to present value at 10% per annum based on SEC methodology, which is calculated using the unweighted arithmetic average of the first-day-of-the-month price for each month within the applicable twelve-month period, adjusted for QR Energy’s commodity derivative contracts, and (ii) the fair market value of QR Energy’s assets, other QR Energy’s estimated oil and natural gas reserves and its commodity derivative contracts, that principally produce qualifying income for federal income tax purposes, at such value as may be agreed upon by the General Partner and the conflicts committee of the General Partner’s Board of Directors.
     4.3 Calculation Date. Each of the Gross Management Incentive Fee Base and, following the initial Conversion Election (as defined below), the Adjusted Management Incentive Fee Base, will be calculated (each, a “Calculation Date”) as of the December 31 (with respect to the first and second calendar quarters and based on a fully-engineered third-party reserve report) or June 30 (with respect to the third and fourth calendar quarters and based on an internally engineered reserve report, unless estimated proved reserves increased by more than 20% since the previous Calculation Date, in which case a third-party audit of such internal estimates will be performed) immediately preceding the quarter in respect of which payment of the management incentive fee is permitted pursuant to Section 4.2.
     4.4 Conversion Rights. From and after the end of the subordination period and subject to the limitations described below, the General Partner will have the continuing right, from time to time, at a time when it has received all or any portion of the management incentive fee for each of the immediately preceding four full consecutive quarters, to convert (a

“Conversion Election”) into Class B units up to 80% (the “Applicable Conversion Percentage”) of the management incentive fee for a particular quarter in lieu of receiving a cash payment for such portion of the management incentive fee.
     4.5 Class B Units. The number of Class B units (rounded to the nearest whole number) to be issued to the General Partner in connection with a Conversion Election will be equal to:
          (a) the product of:
(i)	the Applicable Conversion Percentage; and

(ii)	the average of the management incentive fee paid to the General Partner in the immediately preceding two calendar quarters, divided by
          (b) the cash distribution per unit made for the most recently completed quarter .
     4.6 Limitation on Conversion Election. Following a Conversion Election, unless QR Energy experiences a change of control, the General Partner will not be permitted to exercise the Conversion Election again until (i) the completion of the fourth full calendar quarter following the previous Conversion Election and (ii) the Gross Management Incentive Fee Base has increased to 115% of the Gross Management Incentive Fee Base calculated as of the immediately preceding Conversion Date. The limitations on the General Partner’s right to make a Conversion Election will immediately lapse if QR Energy experiences a change of control. Any subsequent Conversion Election made during a quarter will be effective as of the first day of such quarter.
     4.7 Adjusted Management Incentive Fee Base Following Initial Conversion Election. Immediately following the initial Conversion Election, the Adjusted Management Incentive Fee Base, until the next Calculation Date, will equal the product of:
(i)	the Gross Management Incentive Fee Base then in effect, and

(ii)	one minus the Applicable Conversion Percentage.
     Prior to the initial Conversion Election, the Adjusted Management Incentive Fee Base is equal to the Gross Management Incentive Fee Base.
     4.8 First Calculation Date Following Initial Conversion Election. As of the first Calculation Date following the initial Conversion Election, the Adjusted Management Incentive Fee Base will equal the sum of:
          (a) the product of (x) one minus the initial Applicable Conversion Percentage and (y) the Gross Management Incentive Fee Base in effect at the time of the initial Conversion Election; and

          (b) the Gross Management Incentive Fee Base as in effect on the current Calculation Date less the Gross Management Incentive Fee Base in effect at the time of the initial Conversion Election.
     4.9 Adjusted Management Incentive Fee Base Following Subsequent Conversion Elections. As of the second and each subsequent Conversion Election, the Adjusted Management Incentive Fee Base will equal the product of (x) one minus the Applicable Conversion Percentage for such Conversion Election and (y) the Adjusted Management Incentive Fee Base in effect immediately prior to such Conversion Election.
     4.10 Subsequent Calculation Dates. As of the second and each subsequent Calculation Date following the initial Conversion Election and subsequent Conversion Elections, the Adjusted Management Incentive Fee Base will equal the sum of:
          (a) the product of (x) one minus the most recent Applicable Conversion Percentage and (y) the Adjusted Management Incentive Fee Base in effect immediately prior to the most recent Conversion Election; and
          (b) the Gross Management Incentive Fee Base as in effect on the current Calculation Date less the Gross Management Incentive Fee Base as in effect on the Calculation Date immediately preceding the most recent Conversion Election.
ARTICLE V
REGISTRATION RIGHTS
     5.1 Registration Rights. Following the Closing and subject to the terms and limitations set forth in this Article V, the Holders, acting as a group, shall be entitled to three demand registration rights; provided, however, that no demand registration request shall be made prior to the expiration of 180 days following completion of the Offering unless approved by Wells Fargo Securities LLC. Each Holder, and each permitted transferee of registration rights pursuant to Section 5.12, shall have unlimited piggyback registration rights, each as more fully described in this Article V.
     5.2 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force under the Securities Act); or (c) such Registrable Security is held by QR Energy or one of its subsidiaries.
     5.3 Shelf Registration.
          (a) Shelf Registration. Within 60 days following receipt of a written request of one or more of the Holders (each such group, with respect to each request, the “Registration Rights Group”), QR Energy shall prepare and file a registration statement under the Securities Act to permit the public resale of the Registrable Securities pursuant to such registration statement, including a registration statement permitting the public resale of the Registrable

Securities from time to time pursuant to Rule 415 of the Securities Act (the “Shelf Registration Statement”). Such written request shall describe the plan of distribution for such Registrable Securities, which plan may include, without limitation, sales through the facilities of the principal trading market on which securities of the same class as the Registrable Securities are then traded, sales pursuant to an Underwritten Offering, or both. QR Energy shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective no later than 120 days after the date of filing such Shelf Registration Statement (the “Shelf Registration”). A Shelf Registration Statement filed pursuant to this Section 5.3(a) shall be on such appropriate registration form of the SEC as shall be selected by QR Energy; provided, however, that if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Shelf Registration Statement and the Managing Underwriter at any time notifies QR Energy in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, QR Energy shall use its commercially reasonable efforts to include such information in the prospectus. QR Energy will cause the Shelf Registration Statement filed pursuant to this Section 5.3(a) to be continuously effective under the Securities Act until all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in the Shelf Registration Statement or there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). The Shelf Registration Statement when declared effective by the SEC (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (b) Delay Rights. Notwithstanding anything to the contrary contained herein, QR Energy: (i) may, upon written notice to any Registration Rights Group whose Registrable Securities are to be included in a Shelf Registration Statement, delay its obligation to file any Shelf Registration Statement if (A) QR Energy intends to effect a public offering within 60 days following the receipt of a written request from any Registration Rights Group, provided, that prior to the receipt of such request, QR Energy has taken affirmative steps in contemplation of such public offering, (B) QR Energy is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and QR Energy determines in good faith that QR Energy’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement, or (C) QR Energy has experienced some other material non-public event the disclosure of which at such time is not required by law or, in the good faith judgment of QR Energy, would materially adversely affect QR Energy, then, in each case, QR Energy may defer filing the Shelf Registration Statement for up to 60 days; provided, however, that QR Energy shall not exercise its right to delay filing the Shelf Registration Statement more than once in any 12 month period (excluding any delays in filing a registration statement or post-effective amendment pursuant to Section 5.12 hereof); (ii) may, upon written notice to any Registration Rights Group whose Registrable Securities are included in the Shelf Registration Statement, suspend such Registration Rights Group’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Registration Rights Group shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) for up to 60 days if (1) QR

Energy is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and QR Energy determines in good faith that QR Energy’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (2) QR Energy has experienced some other material non-public event the disclosure of which at such time is not required by law or, in the good faith judgment of QR Energy, would materially adversely affect QR Energy; provided, however, that QR Energy shall not exercise its right to suspend any Registration Rights Group’s use of any prospectus more than once in any 12-month period. Upon disclosure of such information or the termination of the condition described in this Section 5.3(b), QR Energy shall provide prompt notice to the Registration Rights Group whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
     5.4 Piggyback Registration.
          (a) Participation. If QR Energy at any time proposes to file a registration statement (including a Shelf Registration Statement and including any registration statement intended to satisfy the requirements of Section 5.3(a) of this Agreement) for the sale of Units to the public for its own account or the account of any Unitholder other than (x) a registration relating solely to employee benefit plans, (y) a registration relating solely to a Rule 145 transaction, or (z) a registration on any registration form which does not permit secondary sales, then, as soon as practicable following the engagement of counsel to QR Energy to prepare the registration statement, QR Energy shall give notice of such proposed filing for the registration to the Registration Rights Group and such notice shall offer the Holders the opportunity to include in such registration such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Each Holder shall have 15 days after receipt of such notice to elect to have all (or such portion as the Holders shall specify) of its Registrable Securities included in such registration. In addition, if QR Energy at any time proposes to file a prospectus supplement with respect to an Underwritten Offering to a Shelf Registration Statement under which the Registration Rights Group have registered the sale of Registrable Securities, then, as soon as practicable following the engagement of counsel to QR Energy to prepare the documents to be used in connection with an Underwritten Offering, QR Energy shall give notice of such proposed Underwritten Offering to each Selling Registration Rights Group member and such notice shall offer each Selling Registration Rights Group member the opportunity to include in such Underwritten Offering such number of Registrable Securities as each such Selling Registration Rights Group member may request in writing; provided, however, that QR Energy shall not be required to offer such opportunity to Registration Rights Group if QR Energy has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Registration Rights Group will have an adverse effect on the price, timing or distribution of the Units. No Selling Registration Rights Group member may exercise its right to participate in a Piggyback Registration with respect to sales to be made from an effective shelf registration on which such Registration Rights Group’ Registrable Securities are not registered for resale, except that if the Board of Directors determines that it is in the best interest of QR Energy, then QR Energy may use the net proceeds from any Underwritten Offering to repurchase some or all Registrable Securities from any of the Registration Rights Group. Subject to the provisions in this Section 5.4(a) and Section 5.4(b), QR Energy shall include in such

Underwritten Offering all such Registrable Securities (“Included Registrable Securities”) with respect to which QR Energy has received requests within (i) one business day in the event of the filing of a prospectus supplement and (ii) five business days with respect to the use of a preliminary prospectus supplement after QR Energy’s notice has been delivered in accordance with Section 5.4. If no request for inclusion from the Registration Rights Group is received within the specified time, such Selling Registration Rights Group member shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, QR Energy shall determine for any reason not to undertake or to delay such Underwritten Offering, QR Energy may, at its election, give written notice of such determination to the selling Registration Rights Group and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering.
          (b) Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Units included in a Piggyback Registration advises QR Energy that the total amount of Units which the selling Registration Rights Group and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Units offered or the market for the Units, then the Units to be included in such Underwritten Offering shall include all of the Units that QR Energy intends to include in such Underwritten Offering, plus the number of Registrable Securities that such Managing Underwriter or Underwriters advises QR Energy can be sold without having such adverse effect, with such number to be allocated pro rata among the Registration Rights Group who have requested participation in the Piggyback Registration (based, for each such selling Selling Registration Rights Group member, on the percentage derived by dividing (i) the number of Registrable Securities proposed to be sold by such selling Selling Registration Rights Group member in such offering; by (ii) the aggregate number of Units proposed to be sold by the selling Registration Rights Group and any other Persons participating in the Piggyback Registration to be included in such offering). Notwithstanding the foregoing, if the registration statement was filed to meet the requirements of Section 5.3(a), then the Registration Rights Group that requested such registration shall have priority over QR Energy and any other selling Registration Rights Group in determining the number of Units that may be included in such Underwritten Offering.
     5.5 Underwritten Offerings.
          (a) Shelf Registration. If the Registration Rights Group elects to dispose of Registrable Securities in an Underwritten Offering, QR Energy shall enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 5.10, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the registration and disposition of the Registered Securities.

          (b) General Procedures. In connection with any Underwritten Offering pursuant to a Shelf Registration Statement filed at the request of a Registration Rights Group pursuant to Section 5.3 hereof, such Registration Rights Group, with the consent of QR Energy, shall be entitled to select the Managing Underwriter or Underwriters. The consent of QR Energy to the selection of the Managing Underwriter or Underwriters shall not be unreasonably withheld. In all other cases, QR Energy shall select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering pursuant to Section 5.3 or Section 5.4 hereof, each participating Selling Registration Rights Group member and QR Energy shall be obligated to enter into an underwriting agreement which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Registration Rights Group member may participate in such Underwritten Offering unless such Selling Registration Rights Group member agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Registration Rights Group member may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, QR Energy to and for the benefit of such underwriters also be made to and for such Selling Registration Rights Group member’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. If any Selling Registration Rights Group member disapproves of the terms of an underwriting, such Selling Registration Rights Group member may elect to withdraw therefrom by notice to QR Energy and the Managing Underwriter; provided, however, that such withdrawal must be made on or before the pricing of any such Underwritten Offering. No such withdrawal or abandonment shall affect QR Energy’s obligation to pay Registration Expenses.
     5.6 Registration Procedures. In connection with its obligations contained in Section 5.3 or Section 5.4 hereof, QR Energy will, as expeditiously as possible:
          (a) prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement;
          (b) furnish to each Selling Registration Rights Group member (i) as far in advance as reasonably practicable before filing the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), and provide each such Selling Registration Rights Group member the opportunity to object to any information pertaining to such Selling Registration Rights Group member and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Registration Rights Group member with respect to such information prior to filing the Shelf Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;
          (c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Registration Rights Group or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided that QR Energy will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;
          (d) promptly notify each Selling Registration Rights Group member and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to the Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
          (e) immediately notify each Selling Registration Rights Group member and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by QR Energy of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, QR Energy agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
          (f) furnish to each Selling Registration Rights Group member copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

          (g) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for QR Energy, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified QR Energy’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities, and such other matters as such underwriters may reasonably request;
          (h) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to the Registration Rights Group, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (i) make available to the appropriate representatives of the Managing Underwriter and Registration Rights Group access to such information and QR Energy personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that QR Energy need not disclose any information to any such representative unless and until such representative has entered into a confidentiality agreement with QR Energy;
          (j) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by QR Energy are then listed;
          (k) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of QR Energy to enable the Registration Rights Group to consummate the disposition of such Registrable Securities;
          (l) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and
          (m) enter into customary agreements and take such other actions as are reasonably requested by the Registration Rights Group or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.
Each Selling Registration Rights Group member, upon receipt of notice from QR Energy of the happening of any event of the kind described in subsection (e) of this Section 5.6, shall forthwith discontinue disposition of the Registrable Securities until such Selling Registration Rights Group member’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 5.6 or until it is advised in writing by QR Energy that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by QR Energy, such Selling Registration Rights Group member will, or will request the Managing Underwriter or Underwriters, if any, to deliver to QR Energy (at QR Energy’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Registration Rights Group member’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     5.7 Cooperation by Holders. QR Energy shall have no obligation to include in the Shelf Registration Statement or in a Piggyback Registration units of a Selling Registration Rights Group member who has failed to timely furnish such information which, in the opinion of counsel to QR Energy, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
     5.8 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder that is a holder of Registrable Securities that are included in a registration statement agrees not to effect any public sale or distribution of the Registrable Securities, other than in an Underwritten Offering, during the 90 calendar day period beginning on the date of a prospectus supplement filed with the SEC with respect to the pricing of such Underwritten Offering, provided that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other unitholder of QR Energy on whom a restriction is imposed.
     5.9 Expenses. QR Energy will pay all Registration Expenses in connection with the Shelf Registration Statement filed pursuant to Section 5.3(a) of this Agreement, and QR Energy will pay all Registration Expenses in connection with a Piggyback Registration, whether or not the Shelf Registration Statement becomes effective or any sale is made pursuant to the Shelf Registration Statement or Piggyback Registration. Each Selling Registration Rights Group member shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder. “Registration Expenses” means all expenses incident to QR Energy’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration or a Piggyback Registration, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and Nasdaq National Market fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for QR Energy, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 5.10 hereof, QR Energy shall not be responsible for legal fees incurred by Registration Rights Group in connection with the exercise of such Registration Rights Group’ rights hereunder. QR Energy shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

     5.10 Indemnification.
          (a) By QR Energy. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, QR Energy will indemnify and hold harmless each Selling Registration Rights Group member thereunder, its directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Registration Rights Group member or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Registration Rights Group member or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Registration Rights Group member, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that QR Energy will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Registration Rights Group member, such underwriter or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Registration Rights Group member or any such director, officer or controlling Person, and shall survive the transfer of such securities by such Selling Registration Rights Group member.
          (b) By Each Holder. Each Selling Registration Rights Group member agrees severally and not jointly to indemnify and hold harmless QR Energy, its directors and officers, each Person, if any, who controls QR Energy within the meaning of the Securities Act or of the Exchange Act, and each other Selling Registration Rights Group member, its directors, officers, and controlling Persons within the meaning of the Securities Act or of the Exchange Act, to the same extent as the foregoing indemnity from QR Energy to the selling Registration Rights Group, but only with respect to information regarding such Selling Registration Rights Group member furnished in writing by or on behalf of such Selling Registration Rights Group member expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Registration Rights Group member shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Selling Registration Rights Group member from the sale of the Registrable Securities giving rise to such indemnification.

          (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 5.10. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5.10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.
          (d) Contribution. If the indemnification provided for in this Section 5.10 is held by a court or government agency of competent jurisdiction to be unavailable to QR Energy or any Selling Selling Registration Rights Group member or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between QR Energy on the one hand and such Selling Selling Registration Rights Group member on the other, in such proportion as is appropriate to reflect the relative fault of QR Energy on the one hand and of such Selling Selling Registration Rights Group member on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Selling Registration Rights Group member be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Selling Registration Rights Group member from the sale of Registrable Securities giving rise to such indemnification. The relative fault of QR Energy on the one hand and each Selling Selling Registration Rights Group member on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
          (e) Other Indemnification. The provisions of this Section 5.10 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
     5.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, QR Energy agrees to use its commercially reasonable efforts to:
          (a) Make and keep public information regarding QR Energy available, as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after the date hereof;
          (b) File with the SEC in a timely manner all reports and other documents required of QR Energy under the Securities Act and the Exchange Act at all times from and after the date hereof; and
          (c) So long as the Registration Rights Group owns any Registrable Securities, furnish to such Selling Registration Rights Group member forthwith upon request a copy of the most recent annual or quarterly report of QR Energy, and such other reports and documents so filed as such Selling Registration Rights Group member may reasonably request in availing itself of any rule or regulation of the SEC allowing such Selling Registration Rights Group member to sell any such securities without registration.
     5.12 Transfer or Assignment of Registration Rights. The rights to cause QR Energy to register Registrable Securities granted to Holders by QR Energy pursuant to Section 5.3 may be transferred or assigned by each Holder to one or more transferee(s) or assignee(s) of such Registrable Securities, provided that (i) each such transferee or assignee holds Registrable Securities representing at least 30% (after giving effect to such transfer) of the Registrable Securities held by such Holder at the Closing (after giving effect to the redemption of any such Property Contributor’s Units), (ii) QR Energy is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (iii) each such transferee assumes in writing responsibility for its portion of the obligations of the Registration Rights Group under this Agreement. The rights granted to the Registration Rights Group by QR Energy pursuant to Section 5.4 with respect to Registrable Securities may be transferred or assigned by the Registration Rights Group to one or more transferee(s) or assignee(s) of such Registrable Securities, provided that (a) QR Energy is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (b) each such transferee assumes in writing responsibility for its portion of the obligations of the Registration Rights Group under this Agreement. In no event shall QR Energy be required to file a post-effective amendment to a Shelf Registration Statement or a new Shelf Registration Statement for the benefit of such transferee(s) or assignee(s) unless such transferring Selling Registration Rights Group member notifies QR Energy in writing that it will pay all of the additional Registration Expenses incurred by QR Energy in connection with filing a post-effective amendment to a Shelf Registration Statement or a new Shelf Registration Statement for the benefit of such transferee(s) or assignee(s); provided, however, that QR Energy shall be entitled to delay any such filing as provided in Section 5.3(b) hereof.
ARTICLE VI
MISCELLANEOUS
     6.1 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a)	if to QR Energy:

1401 McKinney Street, Suite 2400
Houston, TX 77010
	Attention:	Chief Executive Officer
	Telephone:	(713) 452-2210
	Facsimile:	(713) 452-2211

(b)	if to the Funds or Black Diamond:

1401 McKinney Street, Suite 2400
Houston, TX 77010
	Attention:	Chief Executive Officer
	Telephone:	(713) 452-2210
	Facsimile:	(713) 452-2211

With a copy to:
1401 McKinney Street, Suite 2700
Houston, TX 77010
	Attention:	General Counsel
	Telephone:	(713) 452-2020
	Facsimile:	(713) 452-2021
     All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

     6.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent transferees of Registrable Securities to the extent permitted by Section 5.12 hereof.
     6.3 Limitation of Rights. This Agreement shall not be construed to vest any rights under this Agreement to any individual or entity other than the Holders and the Holders do not intend for any portion of this Agreement to confer rights upon any Person other than the Holders.
     6.4 Assignment of Rights. Except as provided in Section 5.12 of this Agreement, none of the rights and obligations of the Holders under this Agreement may be transferred or assigned by any Holder.
     6.5 Anti-Dilution. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of QR Energy or any successor or assign of QR Energy (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.
     6.6 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
     6.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     6.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     6.9 Governing Law. The laws of the State of Delaware shall govern this Agreement without regard to principles of conflict of laws.
     6.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
     6.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     6.12 Amendment. This Agreement may be amended only by means of a written amendment signed by all parties to this Agreement.
     6.13 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
     6.14 Payment of Expenses. QR Energy shall pay or reimburse the Holders, to the extent such costs have been incurred, for all reasonable third-party out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel) incurred by them in connection with (i) negotiations leading to the execution of this Agreement and (ii) the review of the Registration Statement and all amendments thereto and (iii) the Partnership Agreement simultaneous with the Closing. Nothing set forth herein shall obligate QR Energy to reimburse any Holder with respect to any other costs or expenses incurred with respect to its investment in QR Energy or the Offering.
[Signature pages follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above set forth.

QR ENERGY, LP

By:	QRE GP, LLC, its general partner
By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

QRE GP, LLC

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

QUANTUM RESOURCES A1, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its general partner
By:	QA Global GP, LLC, its general partner

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

QUANTUM RESOURCES B, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its general partner
By:	QA Global GP, LLC, its general partner

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President
Signature Page to Stakeholders’ Agreement

QUANTUM RESOURCES C, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member
By:	QA Global GP, LLC, its general partner

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

BLACK DIAMOND RESOURCES, LLC

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

QAB CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President

QAC CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:	/s/ John H. Campbell, Jr.

Name:	John H. Campbell, Jr.
Title:	President
Signature Page to Stakeholders’ Agreement